THE PURISIMA FUNDS

Supplement dated August 12, 2011
to the Statement of Additional Information dated December 17, 2010

Effectively immediately, the last sentence is deleted from the following paragraph on page 8 of the SAI as follows:

Hedging Strategies. The Funds may use various options transactions for the purpose of hedging or earning additional income. There can be no assurance that such efforts will succeed. The Funds may write (i.e., sell) call and put options, and buy put and call options. These options may relate to particular securities or stock or bond indexes and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. ~~No Fund will purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written).~~

Please keep this Supplement with your Statement of Additional Information.